SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                   -------------------------------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
                                       ---
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         ---------------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:


         ---------------------------------------------------------------------

5)       Total fee paid:



[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         ---------------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------

         3)       Filing Party:

         ---------------------------------------------------------------------

         4)       Date Filed:


         ---------------------------------------------------------------------

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Thursday, April 18, 2002

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Cornerstone Strategic Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the executive offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179 on Thursday, April 18, 2002, at 10:30 a.m., for the following purposes:

      1. To elect two Class I Directors to hold office until the year 2005 Annual Meeting of Stockholders (Proposal 1);

      2. To ratify the selection of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002 (Proposal 2); and

      3. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 8, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         Copies of the Fund's most recent annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect at (212) 272-2093.

                                            By Order of the Board of Directors,

                                            Thomas R. Westle
                                            Secretary
Dated    March 25, 2002

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                           INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


CORPORATE ACCOUNTS                           VALID SIGNATURE
------------------                           ---------------

(1)  ABC Corp................................ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp................................John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer.................John Doe
(4)  ABC Corp. Profit Sharing Plan...........John Doe, Trustee

TRUST ACCOUNTS
--------------

(1)  ABC Trust...............................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d/ 12/28/78.........................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA...........John B. Smith
(2)  John B. Smith...........................John B. Smith, Jr., Executor

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179
                         -------------------------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                     to be held on Thursday, April 18, 2002

                         -------------------------------

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Cornerstone Strategic Return Fund, Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2002 (the "Meeting") to be held at the executive offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179 on Thursday, April 18, 2002, at 10:30 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about March 25, 2002.

         Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Edwin Meese III and Glenn Wilcox, Sr. as the nominees for Director and FOR the ratification of the selection of Tait, Weller & Baker as the independent accountants of the Fund for the year ending December 31, 2002.

         In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of one-third of the outstanding shares of common stock of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on March 8, 2002 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on March 8, 2002 was 4,614,136. The Fund is a closed-end, non-diversified management investment company.

         Copies of the Fund's most recent annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect. This report is not to be regarded as proxy-soliciting material.

         This Proxy Statement is first being mailed to stockholders on or about March 25, 2002.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


         In accordance with the Fund's By-laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2005 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class II Directors, currently consisting of Messrs. Thomas H. Lenagh and Andrew A. Strauss, expires at the year 2003 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified. The term of office of the Class III Directors, Messrs. Ralph W. Bradshaw and Scott B. Rogers, expires at the year 2004 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified.

         At the Meeting, stockholders will be asked to vote for the election of Messrs. Edwin Meese III and Glenn W. Wilcox, Sr. as Class I Directors to serve until the year 2005 Annual Meeting of Stockholders or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Edwin Meese III and Glenn W. Wilcox, Sr. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table sets forth the names, addresses, ages and principal occupations of each of the nominees for election as Class I Directors:


                                    NOMINEES


                               POSITION                                         DIRECTORSHIPS HELD BY
                               WITH         TERM OF   PRINCIPAL OCCUPATION      NOMINEE FOR DIRECTOR
NAME, ADDRESS AND AGE          FUND         OFFICE    DURING PAST 5 YEARS       OUTSIDE OF FUND COMPLEX*
---------------------          ----         ------    -------------------       ------------------------

CLASS I INDEPENDENT NOMINEES TO SERVE UNTIL THE YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS:

Edwin Meese III (70)           Director     1999     Distinguished Fellow, The
The Heritage Foundation                              Heritage Foundation,
214 Massachusetts Ave. NE                            Washington D.C.;
Washington D.C. 20002                                Distinguished Visiting
                                                     Fellow at the Hoover
                                                     Institution, Stanford
                                                     University; Distinguished
                                                     Senior Fellow at the
                                                     Institute of United States
                                                     Studies, University of
                                                     London; and Formerly U.S.
                                                     Attorney General under
                                                     President Ronald Reagan.

Glenn W. Wilcox, Sr. (70)      Director   1999       Chairman of the Board and    Director of EIS Fund,
One West Pack Square                                 Chief Executive Officer of   Inc., Wachovia Corp.;
Suite 1700                                           Wilcox Travel Agency.        Board Trustee and
Asheville, NC 28801                                                               Chairman of Appalachian
                                                                                  State University; Board
                                                                                  Trustee and Director,
                                                                                  Mars Hill College;
                                                                                  Director, Champion
                                                                                  Industries, Inc.; and
                                                                                  Chairman, Tower
                                                                                  Associates, Inc. (a
                                                                                  real estate venture)

      * The Fund Complex is comprised of the Fund, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc. all of which are managed by Cornerstone Advisors, Inc.

                          REMAINING BOARD OF DIRECTORS

         The following tables set forth the names, addresses, ages and principal occupations of each of the remaining Directors of the Fund:


                                                                            DIRECTORSHIPS HELD BY
NAME, ADDRESS             POSITION(S)  TERM OF    PRINCIPAL OCCUPATION      DIRECTOR OUTSIDE OF FUND
AND AGE                   WITH FUND    OFFICE     DURING PAST 5 YEARS       COMPLEX
-------------             -----------  -------    --------------------      ------------------------

CLASS II INDEPENDENT DIRECTORS SERVING UNTIL THE YEAR 2003 ANNUAL MEETING OF
STOCKHOLDERS:

Andrew A. Strauss (48)    Director     1999       Attorney and senior       Director of EIS Fund, Inc.,
77 Central Avenue                                 member of Strauss &       Memorial Mission Hospital
Suite F                                           Associates, P.A.,         Foundation and Deerfield
Asheville, NC 28801                               Attorneys, Asheville      Episcopal Retirement
                                                  and Hendersonville,       Community.
                                                  N.C.; previous
                                                  President of White
                                                  Knight Healthcare, Inc.
                                                  and LMV Leasing, Inc.,
                                                  a wholly owned
                                                  subsidiary of Xerox
                                                  Credit Corporation.

Thomas H. Lenagh (79)     Director     1999       Chairman of the Board     Director of Gintel Fund, The
13 Allen's Corner Road                            of Inrad Corp. and        Adams Express Corp.,
Flemington, NJ 08822                              Independent Financial     Petroleum and Resources
                                                  Adviser.                  Corporation and ICN
                                                                            Pharmaceuticals.


CLASS III DIRECTORS SERVING UNTIL THE YEAR 2003 ANNUAL MEETING OF STOCKHOLDERS:
INDEPENDENT DIRECTOR:

Scott B. Rogers (46)      Director     2000       Chief Executive           Director of EIS Fund, Inc.
30 Cumberland Ave.                                Officer, Asheville        and A-B Vision Board;
Asheville, NC 28801                               Buncombe Community        Chairman and Director,
                                                  Christian Ministry; and   Recycling Unlimited and
                                                  President, ABCCM          Interdenominational
                                                  Doctor's Medical          Ministerial Alliance; and
                                                  Clinic; Appointee, NC     Director, Southeastern
                                                  Governor's Commission     Jurisdiction Urban Networkers.
                                                  on Welfare to Work.












                                       5



INTERESTED DIRECTOR:
Ralph W. Bradshaw (51)*   Chairman       1999     President of              Director of The Austria  Fund,
One West Pack Square      of the                  Cornerstone Advisors,     Inc.,   The   SmallCap   Fund,
Suite 1650                Board and               Inc.; Vice President,     Inc., and EIS Fund, Inc.
Asheville, NC 28801       President               Deep Discount Advisors,
                                                  Inc. (1993-1999).

------------
      * Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 ("Investment Company Act") because he is a director, officer and 50% shareholder in Cornerstone Advisors, Inc., the Fund's investment manager.

         All of the Directors and Nominees for Directors served on the Board of Directors for each closed-end fund within the Fund Complex that was managed by Cornerstone Advisors, Inc. ("Cornerstone Advisors"), the Fund's investment manager, during the year ended December 31, 2001.

         The following table sets forth, for each Director and for the Directors as a group, the amount of shares beneficially owned in the Fund as of March 8, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director. Unless otherwise noted, beneficial ownership is based on sole investment power.

                     Name of Director                  Amount of Securities
                                                        Beneficially Owned
                     ----------------                  --------------------
                     Edwin Meese III                               0
                     Ralph W. Bradshaw                         3,100
                     Andrew A. Strauss                           500
                     Thomas H. Lenagh                              0
                     Glenn W. Wilcox Sr.                       1,000
                     Scott B. Rogers                               0
                     All Directors as a Group                  4,600

         The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex (as defined below) as of March 8, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.



-------------------------- ----------------------- ---------------------------------------------
Name                       Dollar     Range    of  Aggregate Dollar Range of Equity  Securities
                           Equity  Securities  in  in All Funds  Overseen by  Directors in Fund
                           the Fund.               Complex.
-------------------------- ----------------------- ---------------------------------------------
Edwin Meese III            0                       0
-------------------------- ----------------------- ---------------------------------------------
Ralph A. Bradshaw          $10,001-$50,000         $50,001-$100,000
-------------------------- ----------------------- ---------------------------------------------
Andrew A. Strauss          $1-$10,000              $10,001-$50,000
-------------------------- ----------------------- ---------------------------------------------
Thomas H. Lenagh           0                       0
-------------------------- ----------------------- ---------------------------------------------
Glenn W. Wilcox Sr.        $1-$10,000              $10,001-$50,000
-------------------------- ----------------------- ---------------------------------------------
Scott B. Rogers            0                       0
-------------------------- ----------------------- ---------------------------------------------


                               EXECUTIVE OFFICERS

         In addition to Mr. Bradshaw, the current officers of the Fund are:

                                          TERM OF
NAME, ADDRESS               POSITION(S)   OFFICE     PRINCIPAL OCCUPATION         DIRECTORSHIPS HELD BY
AND AGE                     WITH FUND     SINCE      DURING PAST 5 YEARS          OFFICER
-------                     ---------     -----      -------------------          -------

Gary A. Bentz (45)          Vice          2001       Chief Financial Officer of   Director of The Austria
One West Pack Square        President                Cornerstone Advisors,        Fund, Inc. and EIS
Suite 1650                  and                      Inc., Vice President and     Fund, Inc.
Asheville, NC 28801         Treasurer                Treasurer of Progressive
                                                     Return Fund, Inc.,
                                                     Cornerstone Strategic
                                                     Value Fund, Inc. and EIS
                                                     Fund, Inc.; Chief
                                                     Financial Officer of Deep
                                                     Discount Advisors, Inc.
                                                     (1993-2000).

Thomas R. Westle (48)       Secretary     2001       Partner of Spitzer &
405 Park Avenue                                      Feldman P.C., a law firm,
New York, NY 10022                                   and previous Partner at
                                                     Battle Fowler LLP;
                                                     Secretary of Progressive
                                                     Return Fund, Inc.,
                                                     Cornerstone Strategic
                                                     Value Fund, Inc. and EIS
                                                     Fund, Inc.




         Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment manager during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2001, to each Director of the Fund. All of the Directors received compensation for serving as a Director of Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc., which were also managed by Cornerstone Advisors during the year ended December 31, 2001. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.



                                            Aggregate           Total Compensation From
                              Director     Compensation          Fund and Fund Complex*
      Name of Director          Since       From Fund            Paid to Director
      ----------------          -----       ---------            ----------------
     Ralph W. Bradshaw          1999         $16,950                  $58,621
    Glenn W. Wilcox, Sr.        1999          $8,300                  $26,150
     Andrew A. Strauss          1999          $8,300                  $26,150
      Edwin Meese III           1999          $8,300                  $22,450
      Scott B. Rogers           1999          $8,300                  $26,150
      Thomas H. Lenagh          2001          $6,350                  $23,000
     William A. Clark**         2000         $11,950                  $31,745

----------------
 *       Fund Complex refers to the Fund,  Progressive Return Fund, Inc. and Cornerstone
         Strategic Value Fund, Inc. which are all managed by Cornerstone Advisors.
 *       Mr. Clark resigned from his position as a member of the
         Board of Directors of the Fund on January 31, 2001.


         Each Director attended at least seventy-five (75%) percent or more of the five (5) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.



                                 AUDIT COMMITTEE

         The Fund's Audit Committee is currently composed of five independent directors, Messrs. Wilcox, Strauss, Meese, Lenagh and Rogers. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. The Audit Committee convened three times during the fiscal year ended December 31, 2001. Each member of the Audit Committee attended at least seventy-five percent (75%) or more of the three meetings of the Audit Committee.

         On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was reapproved by the Board of Directors on February 9, 2001 and February 14, 2002, respectively. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of Tait, Weller & Baker, as the Fund's independent accountants.

         On February 25, 2002, the Board of Directors and the Audit Committee determined to replace PricewaterhouseCoopers LLP ("PwC") as the Fund's independent public accountants. PwC's accountant report for the past two years did not contain any adverse opinion or any qualification as to uncertainty, audit scope or accounting principles. Further, the Board's decision to replace PwC was not due to any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, the independent accountants for the Fund's most recent fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("All Other Fees").

  AUDIT FEES        FINANCIAL INFORMATION SYSTEMS DESIGN        ALL OTHER FEES
    $29,750                          $0                             $19,750

         The Fund has no nominating or compensation committees.

AUDIT COMMITTEE REPORT
----------------------

         The Audit Committee has met and held discussions with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent accountants. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                         Respectfully submitted,

                                         Edwin Meese III
                                         Glenn W. Wilcox, Sr.
                                         Andrew A. Strauss
                                         Thomas H. Lenagh
                                         Scott B. Rogers

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's investment manager and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment manager and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2001.

REQUIRED VOTE
-------------

         Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. EDWIN MEESE III AND GLENN W. WILCOX, SR. AS CLASS I DIRECTORS OF THE FUND.

                                 PROPOSAL NO. 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The second proposal to be submitted will be the ratification or rejection of the selection by the Board of Directors of Tait, Weller & Baker as independent public accountants of the Fund for the year ending December 31, 2002. At a meeting held on February 25, 2002, the Board of Directors, including those directors who are not "interested persons" of the Fund, approved the selection of Tait, Weller & Baker for the year ending December 31, 2002 and determined to replace PricewaterhouseCoopers LLP. Such selection is being submitted to the stockholders for ratification. The engagement of Tait, Weller & Baker is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment.

         Tait, Weller & Baker has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Tait, Weller & Baker will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

REQUIRED VOTE

         Ratification of the selection of Tait, Weller & Baker as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes and may be considered votes cast for the foregoing purpose.



THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF TAIT, WELLER & BAKER AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR


THE INVESTMENT ADVISER
----------------------

         Cornerstone Advisors, Inc., which has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801, was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors is the investment manager to three other closed-end funds, Cornerstone Strategic Value Fund, Inc., EIS Fund, Inc. and Progressive Return Fund, Inc.

         Mr. Bradshaw owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors and is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, who is the Vice President and Treasurer of the Fund, also owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors. The address of Messrs. Bradshaw and Bentz are One West Pack Square, Suite 1650, Asheville, North Carolina 28801.



THE ADMINISTRATOR
-----------------

         Bear Stearns Funds Management Inc. (the "Administrator"), whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the administrator of the Fund.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

         The following table sets forth the beneficial ownership of shares of the Fund, as of February 13, 2002, by each person known to the Fund to be deemed a beneficial owner of more than five (5%) percent of the total outstanding shares of common stock of the Fund:




                                                         SHARES OF COMMON STOCK          % OF FUND'S OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIALLY OWNED           SHARES BENEFICIALLY OWNED
------------------------------------                       ------------------           -------------------------

Deep Discount Advisors, Inc.(1)                                  1,188,400                        25.0%
One West Pack Square, Suite 777
Asheville, NC  28801

Ron Olin Investment Management Company(1)                       1,015,400                         21.4%
One West Pack Square, Suite 777
Asheville, NC  28801

--------------
(1)      Based solely upon  information  presented in a Schedule 13G/A,  dated February 15, 2002,  filed jointly by
         Deep  Discount  Advisors,  Inc. and Ron Olin  Investment  Management  Company.  The Fund does not have any knowledge of who the ultimate beneficiaries are of the Fund's securities.

         Additionally, on March 8, 2002, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 4,565,029 shares of the Fund, equal to approximately 98.9% of the outstanding shares of the Fund.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS


         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2003, must be received by the Fund addressed to The Cornerstone Strategic Return Fund, Inc. c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders to be included in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 no earlier than one hundred twenty (120) calendar days and no later than ninety
(90) days prior to the anniversary of the date of the Notice of the preceding year's Annual Meeting of Stockholders.

                                    THE CORNERSTONE STRATEGIC RETURN FUND, INC.

                                    Thomas R. Westle
                                    Secretary

Dated:   March 25, 2002


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FORM OF PROXY CARD
                               ------------------

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                   -------------------------------------------

         The undersigned stockholder of The Cornerstone Strategic Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Thomas R. Westle and Frank J. Maresca, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Thursday, April 18, 2002 at 10:30 a.m., New York time, at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

         The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the election of two Class I Directors; (b) the ratification of the selection by the Board of Directors of the Fund's independent accountants; and (c) the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders.


-------------------------------------------------------------------------------


      THIS PROXY IS SOLICITED ON BEHALF OF THE CORNERSTONE STRATEGIC RETURN
                     FUND, INC.'S BOARD OF DIRECTORS FOR THE
                  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

                                 April 18, 2002

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:

 ----
  X
 ----

-------------------------------------------------------------------------------
1.       To elect two (2) Class I Directors:        FOR           WITHHELD

         Edwin Meese III                            [ ]             [ ]

         Glenn W. Wilcox, Sr.                       [ ]             [ ]

2. To ratify the selection by the Board of Directors of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002:
                                                 FOR       AGAINST     ABSTAIN

                                                 [ ]         [ ]         [ ]
     In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.